UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition

On August 10, 2017, Interpace Diagnostics Group, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2017. The full text of the press release is set forth as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 10, 2017 (furnished pursuant to Item 2.02).

Exhibit Number	Description

99.1	Press Release dated August 10, 2017.

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: August 10, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 10, 2017.